DEPOSITS - Summary of Maturity of Time Deposits (Details) $ in Thousands	Dec. 31, 2025 USD ($)
Summary of the maturity of time deposits [Abstract]
2026	$ 770,122
2027	17,873
2028	2,423
2029	2,050
2030	1,256
2031 and thereafter	17
Total	$ 793,741